Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com
DataBank, Ltd. 400 South Akard Street, Suite 100 Dallas, Texas 75202

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by DataBank, Ltd. (the “Company”) and Deutsche Bank Securities Inc. (“Deutsche Bank” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of data center sites and the related tenant leases in conjunction with the proposed offering of DataBank Issuer, LLC and DataBank Co-Issuer, LLC Secured Data Center Revenue Term Notes, Series 2020-1.

The Company is responsible for the information provided to us, including the information set forth in the Tenant Lease Data File and Data Center Site Data File (each as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 15, 2020, representatives of Deutsche Bank, on behalf of the Company, provided us with (i) a computer-generated data file and related record layout (the “Data Center Site Data File”) containing data, as represented to us by the Company, as of June 30, 2020, with respect to 20 data center sites (the “Data Center Sites”) and (ii) a computer-generated data file and related record layout (the “Tenant Lease Data File”) containing data, as represented to us by the Company, as of June 30, 2020, with respect to each of the 3,009 tenant leases related to the Data Center Sites (the “Tenant Leases”).

At the instruction of the Company, we (i) selected each Data Center Site that were indicated on the Data Center Site Data File as “securitized” and had a current lease term greater than zero (the “Sample Sites”) and (ii) randomly selected (a) one Tenant Lease from each of the 25 organizations with the highest total MMR, as set forth on the Tenant Lease Data File (the “Top 25 Sample Tenant Leases”) and (b) 75 Tenant Leases from the remaining 2,984 Tenant Leases (the “75 Random Tenant Leases”).

The Top 25 Sample Tenant Leases and 75 Random Tenant Leases are collectively and hereinafter referred to as the “Sample Leases.”

File Review Procedures of the Sample Sites:

For each of the Sample Sites, we performed comparisons of the data center site characteristics (the “Data Center Site Characteristics”) set forth on the Data Center Site Data File and indicated below.

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Data Center Site Characteristics
1. Facility (for informational purposes only) 2. Current lease term 3. Additional lease options 4. KW capacity	5. KW load 6. Square foot capacity 7. Square foot occupied

We compared Data Center Site Characteristics 2. and 3. to the lease agreement or any amendments thereto (collectively, the “Site Lease Agreement”).

We compared Data Center Site Characteristics 4. through 7. to schedules from the Company’s property management system as of June 30, 2020 (the “Property Schedules”).

The data center site documents indicated above and any other related documents provided in support of the Data Site Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Data Center Site Documentation.”

File Review Procedures of the Sample Leases:

For each of the Sample Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Tenant Lease Data File and indicated below.

Tenant Lease Characteristics
1. Order number (for informational purposes only) 2. Organization 3. Location 4. Initial term 5. Escalator %	6. Early termination fee % 7. Renewal term 8. Total MMR 9. Contract start date 10. Contract end date

We compared Tenant Lease Characteristics 2. through 10. to the master lease agreement, service order, invoice or completion notice (collectively, the “Lease Agreement”).

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Tenant Lease Characteristic 3., a location of (i) “KC2” (as set forth on the Tenant Lease Data File) is deemed to be “in agreement” with a location of “MCI2” (as set forth on the Lease Agreement) and (ii) “DFW1” (as set forth on the Tenant Lease Data File) is deemed to be “in agreement” with a location of “DAL_TX” (as set forth on the Lease Agreement);

•	with respect to our comparison of Tenant Lease Characteristic 8., differences of 2.5% or less of the total MMR indicated on the Tenant Lease Data File are deemed to be “in agreement;” and

•
with respect to our comparison of Tenant Lease Characteristic 9., for the Sample Leases indicated in Appendix A, we observed a difference with respect to the contract start date, as set forth on the Lease Agreement, when compared to the contract start date set forth on the Tenant Lease Data File.  For these Sample Leases, we were instructed to perform an additional procedure and compare the contract start date set forth on the Tenant Lease Data File to the corresponding information set forth on screen shots from the Company’s servicing system (the “Servicing System Screen Shots”).

The tenant lease documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Tenant Lease Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Data Center Site Documentation or Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Data Center Site Documentation and Tenant Lease Documentation.  In addition, we make no representations as to whether the Data Center Site Documentation or Tenant Lease Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Sites or Sample Leases, respectively.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Data Center Site Characteristics and Tenant Lease Characteristics set forth on the Data Center Site Data File or Tenant Lease Data File, as applicable, were found to be in agreement with the above mentioned Data Center Site Documentation and Tenant Lease Documentation, except as indicated in Appendix B.  Supplemental information is contained in Appendix C and Appendix D.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Data Center Sites or Tenant Leases underlying the Data Center Site Data File or Tenant Lease Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Data Center Sites or Tenant Leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 23, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 23, 2020.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Tenant Lease Characteristic 9. for the following Sample Leases:

1120
1755
2020
2021
2205
2533
2671
2702
363
532
614
988

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 23, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in location.
2	One difference for initial term.
3	Two differences for escalator %.
4	Nine differences for early termination fee %.
5	Three differences for renewal term.
6	Seven differences for total MMR.
7	One difference for contract start date.
8	One difference for contract end date.
9	One instance where we were unable to verify the contract start date.
10	One instance where we were unable to verify the contract end date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 23, 2020

Supplemental Information Related to the Findings Set Forth on Appendix B
Exception Description Number	Sample Lease number	Characteristic	Characteristic set forth on the Tenant Lease Data File	Characteristic set forth on the Lease Agreement

1	1899	Location	DFW2	DFW1
1	2020	Location	SLC2	SLC3
2	756	Initial term	63 months	1 month
3	2109	Escalator %	4%	0%
3	532	Escalator %	3%	0%
4	1032	Early termination fee %	0%	100%
4	1231	Early termination fee %	0%	50%
4	2579	Early termination fee %	0%	50%
4	2711	Early termination fee %	0%	100%
4	2824	Early termination fee %	0%	100%
4	2951	Early termination fee %	0%	100%
4	2966	Early termination fee %	0%	100%
4	532	Early termination fee %	0%	100%
4	940	Early termination fee %	0%	100%
5	1755	Renewal term	MO-MO	Initial Term
5	2430	Renewal term	12 MO	MO-MO
5	2951	Renewal term	Initial Term	12 MO
6	2579	Total MRR	$173.00	$246.00
6	2711	Total MRR	$58.00	$50.47
6	2801	Total MRR	$46,350.00	$47,740.50
6	2929	Total MRR	$103.00	$112.55
6	2951	Total MRR	$515.00	$281.38
6	532	Total MRR	$206.00	$200.00
6	756	Total MRR	$375.00	$2,475.00
7	2637	Contract start date	2/1/2013	7/8/2020
8	2637	Contract end date	1/31/2021	7/7/2023

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 23, 2020.

Supplemental Information Related to the Findings Set Forth on Appendix B

In applying our agreed-upon procedures as outlined above, we were unable to verify the following Characteristics for the related Sample Lease:

Exception Description Number	Sample Lease number	Characteristic not verified

9	1049	Contract start date
10	1049	Contract end date

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.